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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2009

                            NORTH PENN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       PENNSYLVANIA                    000-52839             26-0261305
       ------------                    ---------             ----------
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)        Identification No.)

                 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (570) 344-6113
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
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         (a) On August 13, 2009, McGrail Merkel Quinn & Associates resigned as
North Penn Bancorp, Inc.'s (the "Company") independent registered public accounting firm. McGrail Merkel Quinn & Associates' report on the Company's consolidated financial statements for the two fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2008 and 2007, as well as the interim period preceding the resignation of McGrail Merkel Quinn & Associates, there were no disagreements or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "Commission") between the Company and McGrail Merkel Quinn & Associates on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of McGrail Merkel Quinn & Associates, would have caused McGrail Merkel Quinn & Associates to make a reference to the subject matter of the disagreement or reportable event in connection with the issuance of its audit reports.

         A letter of concurrence from McGrail Merkel Quinn & Associates addressed to the Commission regarding the statements included in this Form 8-K is attached hereto as Exhibit 16.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

          (d)   Exhibits

                Number          Description
                ------          -----------

                16 Letter of Concurrence from McGrail Merkel Quinn & Associates to the Securities and Exchange Commission, dated August 19, 2009, Regarding the Change in Certifying Accountant


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  August 19, 2009               By  /s/ Frederick L. Hickman
                                         --------------------------------------
                                         Frederick L. Hickman
                                         President and Chief Executive Officer